EQ ADVISORS TRUSTSM

1290 VT High Yield Bond Portfolio

SUPPLEMENT DATED OCTOBER 31, 2025 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2025, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2025, as supplemented. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

Effective November 3, 2025, the section of the 1290 VT High Yield Bond Portfolio’s Prospectus entitled “Management of the Trust — The Sub-Advisers — Post Advisory Group, LLC” is hereby deleted in its entirety and replaced with the following information:

Post Advisory Group, LLC (“Post”), 2049 Century Park East, Suite 3050, Los Angeles, CA 90067, serves as a Sub-Adviser to a portion of the Active Allocated Portion of the 1290 VT High Yield Bond Portfolio. Post is majority-owned by Gateway Credit Advisory Holdings LLC (“Gateway”). Gateway is a joint venture of Nexus Capital Management LP and Aranda Principal Strategies, a wholly owned subsidiary of Temasek Holdings Limited. As of September 30, 2025, Post had approximately $14 billion in assets under management.

Effective November 3, 2025, the table in the section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is hereby amended as follows:

Portfolio	Name and Control Persons of the Sub-Adviser
1290 VT High Yield Bond Portfolio	Post is majority-owned by Gateway Credit Advisory Holdings LLC, a joint venture of Nexus Capital Management LP and Aranda Principal Strategies, a wholly owned subsidiary of Temasek Holdings Limited.